AGREEMENT FOR SERVICES

This 2 page Agreement made between:

Christopher Stramacchia
an individual residing in the Province of Ontario
OF THE FIRST PART

- and -

iSee Automation Inc.
an entity duly incorporated in the Province of Ontario
OF THE SECOND PART

- and -

iSee Automation Inc.
an entity duly incorporated in the State of Michigan
OF THE THIRD PART

- and -

BRK, Inc.
an entity duly incorporated in the State of Nevada
OF THE FOURTH PART

WHEREAS Christopher Stramacchia is the inventor of the Helmet Camera patent purchased from iSee Automation Inc. (Ontario) by BRK, Inc.;

and

WHEREAS BRK, Inc wishes to engage the services of Christopher Stramacchia and iSee Automation Inc. (Ontario and Michigan) jointly and severally to design, invent and manufacture solely for BRK Inc. a wifi broadcasting camera device (helmet camera or any other);

and

WHEREAS Christopher Stramacchia and iSee Automation Inc. (jointly and severally, Ontario and Michigan) represent they have the capability to perform the services in the preceding paragraph;

NOW THEREFORE in consideration of BRK, Inc. advancing $10,000 via wire transfer

partners, contractors, subcontractors, consultants and employees shall be owned by and be produced on behalf of BRK, Inc. Any patents derived from the research done jointly and severally by all the above named parties shall be the property of BRK, Inc.

Dated the 17th day of May, 2016:

Christopher Stramacchia
(Ontario)

President

iSee Automation Inc.

by Christopher Stramacchia,

iSee Automation Inc. (Michigan)
by Christopher Stramacchia, President

BRK, Inc.
by Brian Keasberry, CEO